PBHG Insurance Series Fund
Prospectus Supplement Dated July 23, 2001

This Supplement updates certain information contained in the Prospectus dated May 1, 2001. You should retain your Prospectus and all Supplements for future reference.

The information in the Prospectus under the heading "Portfolio Managers" is updated as follows:
Effective July 18, 2001, Michael S. Sutton, the Portfolio Manager of the Large Cap Growth and Select 20 Portfolios, has become the Chief Investment Officer of Pilgrim Baxter. Gary L. Pilgrim continues to serve as President of Pilgrim Baxter and of PBHG Insurance Series Fund, as well as Portfolio Manager of the Growth II Portfolio.


PBHG-ISF-SUPP 7/23/01